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                                                                      Exhibit 24


                               POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of South Branch Valley Bancorp, Inc. (the "Company"), hereby nominates, constitutes and appoints
H. Charles Maddy, III to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $2.50 par value per share, in connection with the merger by the Company with Potomac Valley Bank, and to file any and all amendments, including post-effective amendments on Form S-4 or other applicable form, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on October 13, 1999.

   /s/ Oscar M. Bean                           /s/ Donald W. Biller
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Name:  Oscar M. Bean                        Name:  Donald W. Biller
Title: Chairman, Director                   Title: Vice Chairman, Director

   /s/ H. Charles Maddy, III                   /s/ Russell F. Ratliff, Jr.
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Name:  H. Charles Maddy, III                Name:  Russell F. Ratliff, Jr.
Title: President, Director                  Title: Vice President, Director

   /s/ John W. Crites                          /s/ James M. Cookman
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Name:  John W. Crites                       Name:  James M. Cookman
Title: Director                             Title: Director

   /s/ Frank A. Baer, III                      /s/ Georgette R. George
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Name:  Frank A. Baer                        Name:  Georgette R. George
Title: Director                             Title: Director

   /s/ Phoebe F. Heishman                      /s/ Thomas J. Hawse, III
-------------------------------             -------------------------------
Name:  Phoebe F. Heishman                   Name:  Thomas J. Hawse, III
Title: Director                             Title: Director

   /s/ Jeffrey E. Hott                         /s/ Gary L. Hinkle
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Name:  Jeffrey E. Hott                      Name:  Gary L. Hinkle
Title: Director                             Title: Director

   /s/ Ronald F. Miller                        /s/ Harry C. Welton
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Name:  Ronald F. Miller                     Name:  Harry C. Welton
Title: Director                             Title: Director

   /s/ Harold K. Michael                       /s/ Charles S. Piccirillo
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Name:  Harold K. Michael                    Name:  Charles S. Piccirillo
Title: Director                             Title: Director